UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 16, 2022

VIRIOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Milton Avenue Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 620-8655

(Former name or former address, if changed since last report): Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VIRI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Virios Therapeutics, Inc. (the “Company”), the Company’s stockholders approved the Virios Therapeutic, Inc. Amended and Restated 2020 Equity Incentive Plan (the “Amended and Restated Plan”), which amended and restated the Virios Therapeutics, Inc. 2020 Equity Incentive Plan to, among other things, (i) increase the number of the shares reserved for issuance under the Amended and Restated Plan by 1,250,000 shares, to 2,062,500 shares, (ii) provide for a one-year minimum vesting requirement for all grants under the Amended and Restated Plan, other than certain inducement grants, and (iii) clarify the acceleration of vesting of options, stock appreciation rights and other equity awards upon a change of control of the Company. The Amended and Restated Plan was previously approved by the Company’s Board of Directors, subject to stockholder approval at the Annual Meeting, and the Amended and Restated Plan became effective upon such stockholder approval.

A description of the Amended and Restated Plan is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 26, 2022 (the “Proxy Statement”) and is incorporated by reference herein. The description of the Amended and Restated Plan contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 16, 2022, the Company held its Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 5,541,097 shares of common stock of the Company, representing 66.51% of the voting power of the shares of common stock of the Company as of the close of business on April 22, 2022, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, withheld or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of Directors.

The following seven nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withheld	Broker Non-Vote
Richard Burch	3,969,829	91,278	1,479,990
Abel De La Rosa, Ph.D.	4,036,605	24,502	1,479,990
Greg Duncan	4,039,914	21,193	1,479,990
David Keefer	4,025,600	35,507	1,479,990
William L. Pridgen, M.D.	4,038,675	22,432	1,479,990
John C. Thomas, Jr.	4,039,914	21,193	1,479,990
Richard J. Whitley, M.D.	3,776,067	285,040	1,479,990

2. Ratification of the appointment of Dixon Hughes Goodman LLP, now known as FORVIS, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The appointment of Dixon Hughes Goodman LLP, now known as FORVIS, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
5,515,826	705	24,566	—

3. Approval of the Amended and Restated 2020 Equity Incentive Plan.

The Amended and Restated 2020 Equity Incentive Plan was approved with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
3,634,836	378,874	47,397	1,479,990

Item 9.01	Financial Statement and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRIOS THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	SVP of Finance and Corporate Secretary
June 17, 2022

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